                               AIM BLUE CHIP FUND
                   (RETAIL CLASSES OF AIM EQUITY FUNDS, INC.)

                          Supplement dated June 1, 1998
                    to the Prospectus dated February 27, 1998


The third paragraph under the heading "Terms and Conditions of Purchase of the AIM Funds--Reductions in Initial Sales Charges--Purchases at Net Asset Value" on page A-8 of the prospectus is revised as follows:

        The first line is revised to read in its entirety as follows:

               "The following persons may purchase shares of the AIM Funds without payment of an initial sales charge:"

        Item (i) is revised to read in its entirety as follows:

               "any employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any employee, of Triformis Inc."

        A new item (j) is added to the end of such paragraph which reads in its entirety as follows:

               "and (j) former or current Class A shareholders of the AIM/GT Funds (those funds which are advised by AIM and sub-advised by INVESCO (NY), Inc.), but only to the extent that their purchase order is entered with an instruction to have all or a portion of the proceeds from a redemption of Class A shares of the AIM/GT Funds (on which a sales charge was paid) invested in Class A shares of the AIM Funds."

The third paragraph under the heading "Exchange Privilege--Terms and Conditions of Exchanges" on page A-12 of the prospectus is revised as follows:

        Item (a) is revised to read in its entirety as follows:

               "(a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other), except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund;"